SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) DECEMBER 23, 1997


                       CONTISECURITIES ASSET FUNDING CORP.
             (Exact name of registrant as specified in its charter)


   DELAWARE                             333-39505          13-2737238
(State or other jurisdiction         (Commission        (IRS Employer
 of incorporation)                     File Number)            ID Number)


277 PARK AVENUE, NEW YORK, NEW YORK                        10172
 (Address of principal executive offices)                (Zip Code)

Registrant's Telephone Number, including area code:       (212)207-2800

                          N/A

         (Former name or former address, if changed since last report)

  Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

   8.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters.

  23.1 Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 8.1).

  23.2 Consent of Coopers & Lybrand L.L.P., independent accountants.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CONTISECURITIES ASSET FUNDING CORP.,


                                       By: /S/ JERRY PERELSON
                                           Name:  Jerry Perelson
                                           Title:   Authorized Signatory


Dated:  December 23, 1997

                                  EXHIBIT INDEX

EXHIBIT                                                            PAGE

 8.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters.

23.1 Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 8.1).

23.2 Consent of Coopers & Lybrand L.L.P., independent accountants.